Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement dated December 12, 2018 to the

Statutory Prospectus for Class A, Class C, Class T, Class R6, Institutional Class, Administrative Class and Class P Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2018 (as supplemented thereafter)

Disclosure Relating to AllianzGI NFJ International Small-Cap Value Fund, and AllianzGI Europe Equity Dividend Fund (each, a “Fund” and together, the “Funds”)

Liquidation of the Funds

Effective on or about January 22, 2019 (the “Liquidation Date”), AllianzGI NFJ International Small-Cap Value Fund and AllianzGI Europe Equity Dividend Fund will be liquidated and dissolved. Any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions required to eliminate any fund-level taxes are made and the expenses and liabilities of the Funds have been paid or otherwise provided for. Allianz Global Investors Distributors LLC, the Funds’ distributor (the “Distributor”), will waive contingent deferred sales charges applicable to redemptions from and after the date that is five (5) business days prior to the Liquidation Date through and including the Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof, pursuant to the procedures set forth under “How to Buy and Sell Shares” in the Prospectus. Shareholders may also exchange their shares of the Funds for shares of the same class of any other series of the Allianz Funds Multi-Strategy Trust (the “Trust”) or Allianz Funds that offers that class, as described under “How to Buy and Sell Shares—Exchanging Shares” in the Prospectus. Such exchanges will generally be taxable transactions for shareholders who hold shares in taxable accounts.

In cases where beneficial owners holding shares of the Funds through retirement accounts have not provided alternative instructions prior to the Liquidation Date, those shares may be redeemed and reinvested into alternative vehicles on the Liquidation Date in accordance with the Funds’ existing contractual arrangements with the relevant retirement plan administrators. In the case of certain retirement plans, this reinvestment will be accomplished through an exchange for shares of AllianzGI Short Duration High Income Fund, another series of the Trust. Investors should consult with their program administrator prior to the Liquidation Date for additional details.

Automatic redemptions on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Restrictions on New Purchases and Exchanges for Shares of the Funds

The Board of Trustees of the Trust has imposed the following restrictions on new purchases of, and exchanges for, shares of the Funds:

Effective as of the close of business on January 15, 2019, shares of the Funds will no longer be available for purchase by current or new investors in the Funds, other than through the automatic reinvestment of distributions by current shareholders. Shareholders of other series of the Trust and Allianz Funds will no longer be permitted to exchange any of their shares for shares of the Funds, as described in the Prospectus under “How to Buy and Sell Shares—Exchanging Shares.” The Board of Trustees of the Trust and the Distributor each reserves the right at any time to modify or eliminate the terms described above, including on a case-by-case basis.

Please retain this Supplement for future reference.